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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) - October 16, 2000


                     SOUTHWEST BANCORPORATION OF TEXAS, INC.
                (Name of Registrant as specified in its charter)


         TEXAS                             000-22007                       76-0519693
(State or other jurisdiction          (Commission File Number)          (I.R.S. Employer
of incorporation or organization)                                       Identification No.)
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                              4400 POST OAK PARKWAY
                              HOUSTON, TEXAS 77027
                                 (713) 235-8800
               (Address, including zip code, and telephone number,
        including area code, of Registrant's principal executive offices)



                                       N/A
         (Former name or former address, if changed since last report.)


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ITEM 5.  OTHER EVENTS.

         On October 16, 2000, Southwest Bancorporation of Texas, Inc. (the
"Registrant" and the "Company") executed a definitive Agreement and Plan of Merger (the "Merger Agreement") with Citizens Bankers, Inc. ("Citizens"), providing for the merger of Citizens with and into the Company. In connection with the Merger Agreement, the Company will also enter into a separate agreement to acquire all of the assets and liabilities of a related partnership that owns the office building currently used by Citizens. The transaction provides that the shareholders of Citizens and the partners of the related partnership will receive a total of between 4,000,000 and 4,300,000 shares of Company Common
Stock during the period of 15 trading days ending five business days preceding the closing date of the merger. An average market price equal to or greater than $32.50 will result in the issuance of 4,000,000 shares and an average market price equal to or less than $30.2326 will result in the issuance of 4,300,000 shares. The merger and acquisition are to be accounted for as a pooling-of-interests. It is anticipated that the transaction will close late in the fourth quarter of 2000 or during the first quarter of 2001, subject to approval of Citizens' shareholders, regulatory approvals and customary closing conditions. The shares of Company Common Stock to be issued to the shareholders of Citizens Bankers, Inc. and the partners of the related partnership will not be registered under the Securities Act of 1933 and may not be issued or sold in the United States absent registration or an applicable exemption from the registration requirements thereunder. The purpose of this Form 8-K Current
Report is to file as exhibits, a copy of the Company's news release dated
October 17, 2000 announcing the execution of the definitive Merger Agreement and a copy of the Merger Agreement.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         Exhibits

         2.1    -   Agreement and Plan of Merger dated October 16, 2000, between the Company and Citizens Bankers, Inc.

         99.1   -   News Release dated October 17, 2000, announcing the
                    execution of the Agreement and Plan of Merger between the
                    Company and Citizens Bankers, Inc.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     SOUTHWEST BANCORPORATION OF TEXAS, INC.


Date:  October 17, 2000              By:  /s/   R. JOHN McWHORTER
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                                          R. John McWhorter
                                          Senior Vice President and Controller


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                                 EXHIBIT INDEX

         2.1    -   Agreement and Plan of Merger dated October 16, 2000, between the Company and Citizens Bankers, Inc.

         99.1   -   News Release dated October 17, 2000, announcing the
                    execution of the Agreement and Plan of Merger between the
                    Company and Citizens Bankers, Inc.